TWO HARBORS INVESTMENT CORP. A Leading Residential Mortgage REIT Investor Presentation May 27, 2020 1

Safe Harbor Statement FORWARD-LOOKING STATEMENTS This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward- looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2019, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; the ongoing impact of the COVID-19 pandemic, and the actions taken by federal and state governmental authorities and GSEs in response, on the U.S. economy, financial markets and our target assets; changes in interest rates and the market value of our assets; changes in prepayment rates of mortgages underlying our target assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the concentration of credit risks we are exposed to; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; the availability and cost of financing; changes in the competitive landscape within our industry; our ability to effectively execute and to realize the benefits of strategic transactions and initiatives we have pursued or may in the future pursue; our decision not to renew our management agreement with PRCM Advisers LLC and our ability to successfully transition to a self-managed company; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire mortgage servicing rights (MSR) and successfully operate our seller-servicer subsidiary and oversee our subservicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. Except as otherwise indicated in this presentation, reported data is as of or for the period ended March 31, 2020. 2

Executive Update – May 27, 2020 CONFIDENCE IN LIQUIDITY POSITION AND OPPORTUNITIES GOING FORWARD • As of May 22, 2020, our MSR portfolio has a forbearance rate of 6.9% by loan count, but 44% of those loans have made their full May payments; therefore, approximately 4% of our portfolio is both in forbearance and not current • In advanced negotiations regarding servicing advance facilities • Resuming MSR flow program with all of our sellers and subservicers • Market impact to book value is relatively unchanged since our update on the first quarter earnings call – Quarter-to-date, our RMBS portfolio has contributed positively to book value by approximately 14%, driven predominantly by specified pool performance – One offset is potentially lower MSR pricing as forbearances and delinquencies make their way into market values – The management agreement non-renewal payment will cause book value to drop by approximately 8%, however, we believe the associated cost savings will result in a significant benefit to stockholders • Anticipate leverage increasing over time with attractive investment opportunities in Agency RMBS and MSR • We estimate that our portfolio on a fully-levered basis could generate returns in the mid-teens, however, in our current under-levered state, our portfolio will generate returns in the high single-digits 3

Financing Profile ECONOMIC DEBT-TO-EQUITY(1) • 7.0x at March 31, 2020; average leverage of 7.4x in the first quarter • 6.7x at April 30, 2020 FINANCING ARRANGEMENTS(2) AGENCY RMBS • Outstanding repurchase agreements of $17.8 billion with 22 counterparties • Have not experienced any significant issues accessing the repo markets; active in rolling repo positions in the quarter MORTGAGE SERVICING RIGHTS • Outstanding borrowings of $652.1 million, $252.1 million under bilateral facilities and $400.0 million of MSR term notes(3) • Available committed capacity of approximately $200 million across MSR financing alternatives 4 (1) Defined as total borrowings to fund RMBS, MSR and Agency Derivatives, plus the implied debt on net TBA positions, divided by total equity. (2) Information as of March 31, 2020 (3) Excludes deferred debt issuance costs.

Transition to Self-Management NON-RENEWAL OF MANAGEMENT AGREEMENT • Announced election not to renew the management agreement with PRCM Advisers; agreement will terminate on September 19, 2020 • Decision was a result of diligent, thorough and extensive months-long process led by the independent directors of our Board, which began well before the COVID-19 pandemic • Expect to pay one-time cash termination fee of approximately $144 million on September 19, 2020, although it will be recorded in the second quarter ANTICIPATED BENEFIT FOR STOCKHOLDERS  Substantial anticipated annual cost savings of approximately $42 million, or $0.15 per common share, which represents approximately 29% per annum return on investment, without accounting for future capital growth  Potential for enhanced returns on future capital growth  Further aligns management with stockholders and reduces conflicts of interest  Potential for attracting new institutional investors who disfavor external management structures  Expect to continue to be managed by experienced senior management team 5

Portfolio Composition and Activity PORTFOLIO ACTIVITY • Took the following actions during the first quarter in response to the COVID-19 pandemic liquidity crisis: – De-levered Agency portfolio by selling approximately $18 billion of specified pools and TBAs – Sold substantially all of the non-Agency securities, eliminating risk of continued outsized margin calls and ongoing funding concerns • No material changes to the portfolio post quarter-end Q1-2020 PORTFOLIO COMPOSITION Q4-2019 PORTFOLIO COMPOSITION $21.2b PORTFOLIO AS OF MARCH 31, 2020 $41.0b PORTFOLIO AS OF DECEMBER 31, 2019 Includes $19.3b settled positions Includes $33.4b settled positions Non-Agency MSR $3.6b $1.5b MSR Net TBA Position $1.9b $1.9b(2) Agency Agency $17.8b $27.8b Net TBA Position $7.7b(1) 1) Represents bond equivalent value of TBA position. Bond equivalent value is defined as notional amount multiplied by market price. Accounted for as derivative instruments in 6 accordance with GAAP.

Specified Pools SPECIFIED POOL UPDATES EXAMPLE OF HIGH LOAN BALANCE 3.5(1) • Despite falling rates and theoretically more valuable protection, specified pool payups fell precipitously during the first quarter, at times trading below TBA levels – During the quarter we sold $7.0 billion of TBAs – We also sold $13.4 billion of low payup 3’s through 4.5’s • Specified pools have retraced all of their underperformance since quarter-end SPECIFIED POOL PORTFOLIO COMPOSITION 3/31/2020 SPECIFIED POOL PORTFOLIO COMPOSITION 12/31/2019 Loan Balance Loan Balance 58% 69% LTV FICO, Generic, 1% Seasoned, New, Other 3% Geography 16% Geography LTV 30% 23% 7 (1) J.P. Morgan data query, as of April 27, 2020.

Coupon Positioning & Performance FIRST QUARTER REVIEW TBA PERFORMANCE(1) • Despite massive intraday and interday volatility in the Q1-2020 Q2-2020 through May 26 RMBS spreads, quarter-to-date RMBS performed well, 50 As the Fed tapered MBS with the middle of the stack outperforming their hedges 30 purchases, lower by about 1 point coupons underperformed 10 • In March, when liquidity was poor, reduced lower coupons since they were more liquid than higher (32nds) Ticks -10 coupons -30 • Opportunistically moved down in coupon when the Fed stepped in to buy higher coupons EFFECTIVE COUPON POSITIONING(2) Cash pools/TBA MSR Net 8 (1) J.P. Morgan Data Query. (2) The effective coupon positioning for MSR is an internally calculated exposure that represents the current coupon equivalents of our MSR assets. Data as of March 31, 2020.

Risk Profile

LOW RISK EXPOSURES

- Exposure to mortgage spreads and interest rates remains small
- In a 25 bps spread widening, potential book value decrease of 1.4%
- In a 50 bps instantaneous parallel shift upward in interest rates, potential book value decrease of 1.3%

COMMON BOOK VALUE EXPOSURE TO CHANGES IN SPREADS[1]



6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
(6.0%)
% change in book value
4.2%
(2.5%)
1.7%
Down 25
0
(4.6%)
3.2%
(1.4%)
Up 25
Agency RMBS
MSR
Combined

COMMON BOOK VALUE EXPOSURE TO CHANGES IN RATES[2]



15.0%
10.0%
5.0%
0.0%
(5.0%)
(10.0%)
(15.0%)
% change in book value
7.5%
(12.1%)
3.6%
(1.0%)
Down 50
4.0%
(6.3%)
1.8%
(0.5%)
Down 25
0
(4.6%)
6.7%
(2.5%)
(0.4%)
Up 25
(9.8%)
13.7%
(5.2%)
(1.3%)
Up 50
RMBS
MSR
All Hedges(3)
BV exposure to change in rates

Note: Sensitivity data as of March 31, 2020. The above spread scenario is provided for illustration purposes only and is not necessarily indicative of Two Harbors' financial condition and operating results, nor is it necessarily indicative of the financial condition or results of operations that may be expected for any future period or date.

1) The information presented in this chart projects the potential impact on common book value of instantaneous changes in current coupon mortgage spreads. Spread sensitivity is based on results from third party models in conjunction with inputs from our internal investment professionals. Actual results could differ materially from these estimates.
2) Represents estimated change in common book value for theoretical parallel shift in interest rates.
3) All hedges includes derivative assets and liabilities and all borrowings. All Hedges excludes Agency derivatives, which are included in the RMBS category.

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Forbearance and Liquidity Projections COMMENTS CURRENT FORBEARANCE EXPERIENCE • We are currently seeing 6.9% forbearance rate in our 0.80% 8.00% portfolio; 44% of those borrowers have made their full May 0.70% 7.00% payments 0.60% 6.00% • Updated our base, moderate and severe forbearance rate 0.50% 5.00% scenarios to 12% / 16% / 20% 0.40% 4.00% • The most impactful recent changes are the 4-month GSE 0.30% 3.00% advancing limit on P&I and the reimbursement at settlement 0.20% 2.00% of deferral 0.10% 1.00% 0.00% 0.00% 3/27 4/1 4/6 4/9 4/14 4/17 4/22 4/27 4/30 5/5 5/8 5/13 5/18 5/21 • Liquidity projection is improved by $300 million to $400 3/24 million compared to last disclosure on May 7 earnings call % Change 5 Day Average % of Portfolio PROJECTED CUMULATIVE ADVANCE AMOUNTS PROJECTED LIQUIDITY PROFILE 700 1,300 600 1,200 500 1,100 Loan Balance Loan Balance 400 1,000 58% 69% 300 900 200 800 100 700 Geography Liquidity Liquidity in $ millons Liquidity Liquidity in $ millons 16% - Geography May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Apr-20 600 LTV Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 30% 23% Base Moderate Stress Severe Stress Base Moderate Stress Severe Stress The above forbearance and liquidity projections are provided for illustration purposes only and are not necessarily indicative of Two Harbors’ financial condition and operating results, nor are these projections necessarily indicative of the financial condition or results of operations that may be expected for any future period or date. These scenarios include as 10 assumptions: prepay speeds start at 25 CPR and ramp down to 15 CPR over 3 months; P&I advancing stops after 4 months. P&I and Freddie T&I are reimbursed at loan deferral; interim T&I reimbursement assumed for Fannie. Based on model assumptions as of May 21, 2020.

Outlook ATTRACTIVE OPPORTUNITY SET IN OUR TARGET ASSETS • There continue to be potential near-term drags on earnings, including but not limited to: – Sub-optimal capital allocation due to high cash balances – Servicing advance facilities costs – Higher sub-servicing costs on delinquent loans • Anticipate increasing leverage over time with attractive investment opportunities • We estimate that our portfolio on a fully-levered basis could generate returns in the mid-teens, however, in our current under-levered state, our portfolio will generate returns in the high single-digits 11

Appendix 12

Rates: Agency RMBS Metrics

AGENCY PORTFOLIO PREPAYMENT PROTECTION[1]



90.1%
91.5%
97.1%
98.4%
98.1%
90.0%
70.0%
50.0%
3/31/2019
6/30/2019
9/30/2019
12/31/2019
3/31/2020

AGENCY RMBS CPR[2]



6.5%
10.1%
13.4%
14.3%
12.3%
15.0%
10.0%
5.0%
0.0%
3/31/2019
6/30/2019
9/30/2019
12/31/2019
3/31/2020

AGENCY PORTFOLIO AT-A-GLANCE

	Market Value ($M)	% Prepay Protected[1]
30-year fixed	$17,453	99.9%
Other P&I[3]	132	-%
IOs and IIOs[4]	195	-%
Total Agency	**$17,780**	**98.1%**
TBA Position	**Bond Equivalent Value ($M)[5]**	**Implied CPR[6]**
2.5%	$2,657	3.4%
3.0%	(1,854)	25.9%
3.5%	--	35.1%
4.0%	(1,868)	44.4%
4.5%	--	45.4%
5.0%	2,912	44.6%
Net TBA position	**$1,847**	

1) Includes securities with implicit or explicit protection including lower loan balances (securities collateralized by loans less than or equal to $200K of initial principal balance), higher LTVs (securities collateralized by loans with greater than or equal to 80% LTV), certain geographic concentrations and lower FICO scores.
2) Agency weighted average 3-month Constant Prepayment Rate (CPR) includes IIOs (or Agency Derivatives).
3) Includes 15-year fixed, Hybrid ARMs, CMO and DUS pools.
4) Represents market value of $121.7 million of IOs and $73.3 million of Agency Derivatives.
5) Bond equivalent value is defined as the notional amount multiplied by market price. Accounted for as derivative instruments in accordance with GAAP.
6) Implied TBA speeds from J.P. Morgan Data Query.

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Rates: Mortgage Servicing Rights(1) 30-YEAR FIXED COUPON POSITIONING(2) MSR PORTFOLIO AT-A-GLANCE $800 As of As of $600 $531 December March 31, 2019 31, 2020 $400 $344 $273 Fair value ($M) $1,909 $1,505 $200 $157 $50 Unpaid principal balance ($M) $175,882 $179,714 $0 < 3.75% 3.75% 4.25% 4.75% > 5.25% - 4.25% - 4.75% - 5.25% Gross weighted average coupon rate 4.1% 4.1% MSR CPR Weighted average original FICO(3) 754 754 25.0% 20.8% 20.5% 19.9% Weighted average original LTV 75% 75% 20.0% 60+ day delinquencies 0.3% 0.3% 15.0% 13.7% Net servicing spread (basis points) 27.0 27.3 10.0% 7.7% 5.0% Weighted average loan age (months) 37 37 % Fannie Mae 67% 66% 0.0% 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 1) Excludes residential mortgage loans for which the company is the named servicing administrator. 14 2) Represents fair value of 30-Year fixed MSR portfolio positioning. 3) FICO represents a mortgage industry accepted credit score of a borrower.

Financing

$ in millions

Outstanding Borrowings and Maturities[1]	Repurchase Agreements	FHLB Advances	Revolving Credit Facilities	Term Notes Payable	Convertible Notes	Total Outstanding Borrowings	Percent (%)
Within 30 days	$ 6,138.2	$ —	$ —	$ —	$ —	$ 6,138.2	32.7%
30 to 59 days	6,034.5	—	—	—	—	6,034.5	32.1%
60 to 89 days	2,046.5	—	—	—	—	2,046.5	10.9%
90 to 119 days	1,722.9	—	—	—	—	1,722.9	9.2%
120 to 364 days	1,853.4	—	252.1	—	—	2,105.5	11.2%
One to three years	—	—	—	—	285.2	285.2	1.5%
Three to five years	—	—	—	394.8	—	394.8	2.1%
Five to ten years	—	—	—	—	—	—	—%
Ten years and over[2]	—	50.0	—	—	—	50.0	0.3%
	$ 17,795.5	$ 50.0	$ 252.1	$ 394.8	$ 285.2	$ 18,777.6	100.0%

Collateral Pledged for Borrowings[3]	Repurchase Agreements[4]	FHLB Advances	Revolving Credit Facilities[4]	Term Notes Payable	Convertible Notes	Total Collateral Pledged	Percent (%)
Available-for-sale securities, at fair value	$ 17,661.4	$ 52.2	$ —	$ —	n/a	$ 17,713.6	92.8%
Derivative assets, at fair value	73.2	—	—	—	n/a	73.2	0.4%
Mortgage servicing rights, at fair value	368.8	—	372.4	566.8	n/a	1,308.0	6.8%
	$ 18,103.4	$ 52.2	$ 372.4	$ 566.8	n/a	$ 19,094.8	100.0%

(1) Weighted average of 3.7 months to maturity.
(2) Includes FHLB advances of $50 million with original maturities of 20 years.
(3) Excludes FHLB membership and activity stock totaling $12.0 million.
(4) Repurchase agreements and/or revolving credit facilities secured by MSR may be over-collateralized due to operational considerations.

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Interest Rate Swaps INTEREST RATE SWAPS Maturities Notional Amounts ($B) Average Fixed Pay Rate Average Receive Rate Average Maturity Years Payers 2020 3.6 1.806% 1.352% 0.6 2021 15.8 1.681% 1.685% 1.2 2022 2.6 1.911% 1.176% 2.5 2023 0.2 3.057% 1.683% 3.6 2024 and after 8.7 2.224% 1.555% 7.0 $ 30.9 1.878% 1.580% 2.9 Average Fixed Receive Average Maturity Maturities Notional Amounts ($B) Average Pay Rate Rate (Years) Receivers 2020 $ — —% —% — 2021 9.2 1.188% 0.799% 1.0 2022 6.1 1.152% 0.527% 2.0 2023 — —% —% — 2024 and after 9.9 1.319% 1.418% 8.4 $ 25.2 1.255% 0.943% 3.1 16

Interest Rate Swaptions INTEREST RATE SWAPTIONS Option Underlying Swap Average Cost Fair Value Months to Notional Average Pay Average Average Term Swaption Expiration ($M) ($M) Expiration Amount ($M) Rate Receive Rate (Years) Purchase Contracts: Payer <6 Months $ 9.0 $ — 0.9 $ 2,550 2.27% 3M LIBOR 10.0 Total Payer $ 9.0 $ — 0.9 $ 2,550 2.27% 3M LIBOR 10.0 Sale Contracts: Receiver <6 Months $ (4.5) $ (62.7) 0.9 $ (1,174) 3M LIBOR 1.26% 10.0 Total Receiver $ (4.5) $ (62.7) 0.9 $ (1,174) 3M LIBOR 1.26% 10.0 17